Exhibit 99.1

Maxar Technologies Appoints Eddy Zervigon to its Board of Directors

Westminster, CO, – October 29, 2019 – Maxar Technologies (NYSE:MAXR) (TSX:MAXR),  a trusted partner and innovator in Earth Intelligence and Space Infrastructure,  today announced the appointment of Eddy Zervigon to serve on the company’s Board of Directors. Zervigon will serve as a Director for a term expiring at the Company’s 2020 Annual Meeting of Stockholders when he will stand for election by the stockholders.

Zervigon, 50, previously served on DigitalGlobe’s Board of Directors from 2004 to 2013, and again from 2014 to 2017. He has been a Special Advisor at Riverside Management Group, a boutique merchant bank since 2012. Previously, he was a Managing Director in the Principal Investments Group at Morgan Stanley & Co. LLC, a global financial services firm, from 1997 to 2012. Prior to joining Morgan Stanley, Zervigon was a Certified Public Accountant at the public accounting firm Coopers & Lybrand, which is now PricewaterhouseCoopers LLP and currently maintains his CPA credentials.

Zervigon has served as a director of Bloom Energy since 2007, and serves as a member of its Audit Committee. He previously served as a director of MMCinemas,  Impsat Fiber Networks, Inc., TVN Entertainment Corporation and Stadium Capital Management, LLC. He has a B.A. in accounting and a master’s degree in taxation from Florida International University and an M.B.A. from the Amos Tuck School of Business at Dartmouth College.

“We are exceptionally pleased to welcome Eddy to our Board,” said Maxar Chairman Gen. Howell Estes III. “As a member of the DigitalGlobe Board, he provided steady guidance and valuable insights that steered the company through its IPO and years of profitable growth. His finance background will serve the company, its stockholders and the Board extremely well at this important time.”

“Eddy’s  strong financial background and deep knowledge of Maxar’s business makes him an ideal candidate for our Board of Directors,” said Maxar CEO Dan Jablonsky. “I look forward to working closely with Eddy and the rest of the Board as we our continue our efforts to position the company for sustained revenue, profit and cash flow growth.”

The operations of DigitalGlobe, SSL and Radiant Solutions were unified under the Maxar brand in February; MDA continues to operate as an independent business unit within the Maxar organization.

1300 West 120th Avenue, Westminster, CO 80234

About Maxar
Maxar is a trusted partner and innovator in Earth Intelligence and Space Infrastructure. We deliver disruptive value to government and commercial customers to help them monitor, understand and navigate our changing planet; deliver global broadband communications; and explore and advance the use of space. Our unique approach combines decades of deep mission understanding and a proven commercial and defense foundation to deploy solutions and deliver insights with unrivaled speed, scale and cost effectiveness. Maxar’s 5,800 team members in 30 global locations are inspired to harness the potential of space to help our customers create a better world. Maxar trades on the New York Stock Exchange and Toronto Stock Exchange as MAXR. For more information, visit www.maxar.com.

Forward-Looking Statements
Certain statements and other information included in this release constitute "forward-looking information" or "forward-looking statements" (collectively, "forward-looking statements") under applicable securities laws. Statements including words such as "may", "will", "could", "should", "would", "plan", "potential", "intend", "anticipate", "believe", "estimate" or "expect" and other words, terms and phrases of similar meaning are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, as well as other statements referring to or including forward-looking information included in this presentation.

Forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from the anticipated results or expectations expressed in this presentation. As a result, although management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The risks that could cause actual results to differ materially from current expectations include, but are not limited to, the risk factors and other disclosures about the Company and its business included in the Company's continuous disclosure materials filed from time to time with U.S. securities and Canadian regulatory authorities, which are available online under the Company's EDGAR profile at www.sec.gov, under the Company's SEDAR profile at www.sedar.com or on the Company's website at www.maxar.com.

The forward-looking statements contained in this release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this presentation or other specified date and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements in this presentation as a result of new information or future events, except as may be required under applicable securities legislation.

Investor Relations Contact:

Jason Gursky

Maxar VP Investor Relations

1-303-684-2207

jason.gursky@maxar.com

Media Contact:

Turner Brinton

Maxar Media Relations

1-303-684-4545

turner.brinton@maxar.com